UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 25, 2014

PERNIX GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-92445	36-4025775
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

151 E. 22nd Street Lombard, Il.	60148
(Address of Principal Executive Offices)	(Zip Code)

(630) 620-4787

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On November 25, 2014, Pernix Group, Inc. (“Pernix”) completed a sale of a 25% ownership interest in Pernix (Fiji) Limited (“PFL”), which was a wholly-owned subsidiary of Pernix prior to the sale and is located in Fiji. Pernix sold the 25% ownership interest in PFL to Fijian Holdings Limited, an unrelated third party, for cash proceeds of approximately FJD 4.35 million (or approximately $2.3 million USD as of November 25, 2014).

Pro forma financial information with respect to the sale is provided in Item 9.01 of this Current Report on Form 8-K.

Item 8.01. Other Event

On December 2, 2014, the Company issued a Press Release included here as Exhibit 99.1. The press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

PERNIX GROUP, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

On November 25, 2014, Pernix Group, Inc. (“Pernix”) completed a sale of a 25% ownership interest in Pernix (Fiji) Limited (“PFL”), which was a wholly-owned subsidiary of Pernix prior to the sale and is located in Fiji. Pernix sold the 25% ownership interest in PFL to Fijian Holdings Limited, an unrelated third party, for cash proceeds of approximately FJD 4.35 million (or approximately $2.3 million USD as of November 25, 2014).

The following unaudited consolidated pro forma financial information of Pernix Group, Inc. and its consolidated subsidiaries is based upon the historical balance sheet and statements of operations, as adjusted to reflect the disposition of a 25% ownership interest in PFL. The unaudited consolidated pro forma financial information of Pernix should be read in conjunction with the related notes and with the historical consolidated financial statements of Pernix and the related notes included in previous filings with the Securities and Exchange Commission. The historical balance sheet and statement of operations presented in the pro forma financial information as of, and for the nine months ended, September 30, 2014 reflect the amounts presented in the Form 10-Q filed on November 14, 2014.  The historical statement of operations for the year ended December 31, 2013 reflects the amounts presented in the Form 10-K filed on March 28, 2014, subject to certain reclassifications to confirm to the Company’s 2014 presentation.

The unaudited pro forma consolidated balance sheet reflects the partial sale of PFL as if it occurred on September 30, 2014 while the unaudited pro forma consolidated statements of consolidated operations give effect to the disposition as if it occurred on January 1, 2013. The pro forma adjustments reflect a) the receipt of cash for the sale of the 25% ownership interest and related increase in non-controlling interest and b) the allocation of the pro rata amount of PFL income to non-controlling interest.  The pro forma adjustments are based on the best available information and certain assumptions that Pernix management believes are reasonable.

The unaudited consolidated pro forma financial information is presented for illustrative purposes only and does not purport to be indicative of the operating results or financial position that would have occurred if the transaction described above had occurred as presented in such statements. In addition, future results may vary significantly from the results reflected in such statements.

PERNIX GROUP, INC.
AND SUBSIDIARIES
Pro Forma Condensed Consolidated Balance Sheets
As of September 30, 2014 (unaudited)

Assets	Historical September 30, 2014	Pro Forma Adjustments For PFL Partial Sale	Pro Forma September 30, 2014
Current assets:
Cash and cash equivalents	$16,134,380	$2,263,305	$18,397,685
Restricted cash	1,237,015	—	1,237,015
Accounts receivable	6,795,808	—	6,795,808
Inventories	1,521,821	—	1,521,821
Cost in excess of billings	287,042	—	287,042
Equipment deposit	12,051,639	—	12,051,639
Prepaid expenses and other current assets	1,008,702	—	1,008,702
Total current assets	39,036,407	2,263,305	41,299,712
Property and equipment, net of accumulated depreciation of $139,767 as of September 30, 2014	1,675,280	—	1,675,280
Other assets	55,243	—	55,243
Intangible assets, net	100,231	—	100,231
Total assets	$40,867,161	$2,263,305	$43,130,466
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued expenses	$8,897,319	$—	$8,897,319
Billings in excess of costs and estimated earnings	17,674,731	—	17,674,731
Dividends payable	227,461	—	227,461
Total liabilities	26,799,511	—	26,799,511

Commitments and contingencies
Stockholders' Equity:
Pernix Group, Inc. and Subsidiaries Stockholders' equity
Series A convertible senior preferred stock, $0.01 par value. Authorized 1,000,000 shares, $5,000,000 liquidation preference, 1,000,000 shares issued and outstanding at September 30, 2014	10,000	—	10,000
Series B convertible senior preferred stock, $0.01 par value. Authorized 400,000 shares, $850,000 involuntary liquidation preference, 170,000 shares issued and outstanding at September 30, 2014	1,700	—	1,700
Common stock, $0.01 par value. Authorized 20,000,000 shares, 9,403,697 issued and outstanding at September 30, 2014	94,037	—	94,037
Additional paid-in capital	14,704,568	—	14,704,568
Accumulated deficit (deficit eliminated as a result of Quasi-Reorganization as of September 30, 2012 - $68,626,283)	—	—	—
Accumulated deficit - since September 30, 2012	(3,409,105)	—	(3,409,105)
Accumulated other comprehensive loss - since September 30, 2012	(396,641)	—	(396,641)
Total Pernix Group, Inc. and Subsidiaries Stockholders' equity	11,004,559	—	11,004,559
Non-controlling interest	3,063,091	2,263,305	5,326,396
Total Stockholders' equity	14,067,650	2,263,305	16,330,955
Total liabilities and Stockholders' equity	$40,867,161	$2,263,305	43,130,466

PERNIX GROUP, INC. AND SUBSIDIARIES Pro Forma Condensed Consolidated Statements of Operations Nine Months Ended September 30, 2014 (unaudited)

	Historical September 30, 2014	Pro Forma Adjustments For PFL Partial Sale	Pro Forma September 30, 2013
Revenues:
Construction revenue	$45,229,114	$—	$45,229,114
Service fees – power generation plant	5,053,456	—	5,053,456
Rent income	75,887	—	75,887
Other revenue	37,419	—	37,419
Gross revenues	50,395,876	—	50,395,876
Costs and expenses:
Construction costs	35,059,384	—	35,059,384
Operation and maintenance costs – power generation plant	2,737,831	—	2,737,831
Cost of revenues	37,797,215	—	37,797,215
Gross profit	12,598,661	—	12,598,661
Operating expenses:
Salaries and employee benefits	4,207,251	—	4,207,251
General and administrative	2,748,685	—	2,748,685
Total operating expenses	6,955,936	—	6,955,936
Operating income	5,642,725	—	5,642,725

Other income (expense):
Interest income (expense), net	2,150	—	2,150
Other expense - related party	(62,157)	—	(62,157)
Foreign currency exchange (loss) gain	(19,984)	—	(19,984)
Other income, net	83,663	—	83,663
Total other income (expense)	3,672	—	3,672

Consolidated income before income taxes	5,646,397	—	5,646,397

Income tax provision	(415,803)	—	(415,803)

Consolidated net income (loss)	5,230,594	—	5,230,594

Less: income attributable to non-controlling interest	4,555,572	165,721	4,721,293

Net income (loss) attributable to the stockholders of Pernix Group, Inc. and Subsidiaries	675,022	(165,721)	509,301

Less: Preferred stock dividends	342,694	—	342,694

Net income (loss) attributable to the common stockholders of Pernix Group Inc., and Subsidiaries	$332,328	$(165,721)	$166,607

Earnings (loss) per share attributable to the stockholders of Pernix Group, Inc. and Subsidiaries:
Basic net income (loss) per share	$0.04	$(0.02)	$0.02
Diluted net income (loss) per share	$0.03	$(0.02)	$0.01
Weighted average shares outstanding basic	9,403,697	9,403,697	9,403,697
Weighted average shares outstanding diluted	11,014,867	11,014,867	11,014,867

PERNIX GROUP, INC. AND SUBSIDIARIES Pro Forma Condensed Consolidated Statements of Operations Year Ended December 30, 2013 (unaudited)

	Historical December 30, 2013	Pro Forma Adjustments For PFL Partial Sale	Pro Forma December 30, 2013
Revenues:
Construction revenue	$67,776,314	$—	$67,776,314
Service fees – power generation plant	5,810,652	—	5,810,652
Rent income	122,674	—	122,674
Other revenue	52,508	—	52,508
Gross revenues	73,762,148	—	73,762,148
Costs and expenses:
Construction costs	63,904,627	—	63,904,627
Operation and maintenance costs – power generation plant	2,665,869	—	2,665,869
Cost of revenues	66,570,496	—	66,570,496
Gross profit	7,191,652	—	7,191,652
Operating expenses:
Salaries and employee benefits	2,854,888	—	2,854,888
General and administrative	2,328,001	—	2,328,001
Total operating expenses	5,182,889	—	5,182,889
Operating income	2,008,763	—	2,008,763

Other income (expense):
Interest income (expense), net	(69)	—	(69)
Other expense - related party	(136,589)	—	(136,589)
Foreign currency exchange (loss) gain	(16,639)	—	(16,639)
Other income, net	70,239	—	70,239
Total other income (expense)	(83,058)	—	(83,058)

Consolidated income before income taxes	1,925,705	—	1,925,705

Income tax provision	(5,041,514)	—	(5,041,514)

Consolidated net income (loss)	(3,115,809)	—	(3,115,809)

Less: income attributable to non-controlling interest	1,509,184	163,013	1,672,197

Net income (loss) attributable to the stockholders of Pernix Group, Inc. and Subsidiaries	(4,624,993)	(163,013)	(4,788,006)

Less: Preferred stock dividends	55,250	—	55,250

Net income (loss) attributable to the common stockholders of Pernix Group Inc., and Subsidiaries	$(4,680,243)	$(163,013)	$(4,843,256)

Earnings (loss) Per Share attributable to the stockholders of Pernix Group, Inc. and Subsidiaries:
Basic and diluted net income per share	$(0.50)	$(0.02)	$(0.52)
Weighted average shares outstanding basic	9,403,697	9,403,697	9,403,697
Weighted average shares outstanding diluted	9,403,697	9,403,697	9,403,697

(d) Exhibits

The following Exhibit is furnished as part of this report:

Exhibit

No.Description

99.1	Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERNIX GROUP, INC.

By:	/s/ Nidal Z. Zayed
Nidal Z. Zayed
President and Chief Executive Officer

By:	/s/ Patrick J. Gainer
Patrick J. Gainer
Chief Financial Officer

Dated:  December 3, 2014